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                                                           EXHIBIT 23.2


The Board of Directors
FiberMark, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                 KPMG Peat Marwick LLP

Burlington, Vt.
November 24, 1997